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                                                                   EXHIBIT 10.67

THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO RULE 144 OR A LEGAL OPINION REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.


                            WARRANT TO PURCHASE STOCK

Corporation:  ACTION PERFORMANCE COMPANIES, INC.
Number of Shares:  75,000
Class of Stock:  Common
Initial Exercise Price: $6.875
Issue Date:  March 9, 2001
Expiration Date:  December 31, 2009


         THIS WARRANT CERTIFIES THAT, for the agreed upon value of $6.875 and for other good and valuable consideration, Rusty Wallace ("Holder") is entitled to purchase the number of fully paid and nonassessable shares of the class of securities (the "Shares") of the corporation (the "Company") at the initial exercise price per Share (the "Warrant Price") all as set forth above and as adjusted pursuant to Article 2 of this Warrant, subject to the provisions and upon the terms and conditions set forth in this Warrant.

                                   ARTICLE 1

                                    EXERCISE

         1.1 TIME OF EXERCISE. Notwithstanding any other provision of this Warrant, and subject to adjustment pursuant to Article 2 of this Warrant, this Warrant shall vest and be exercisable to purchase shares as follows:

                  (a)      October 1, 2001           15,000 shares
                  (b)      October 2, 2002           10,000 shares
                  (c)      October 2, 2003           10,000 shares
                  (d)      October 2, 2004           10,000 shares
                  (e)      October 2, 2005           10,000 shares
                  (f)      October 2, 2006           10,000 shares
                  (g)      October 2, 2007           10,000 shares

Notwithstanding the foregoing, this Warrant may be exercised in whole or in part upon an Acquisition as defined in Section 1.7(a).

         1.2 METHOD OF EXERCISE. Holder may exercise this Warrant by delivering a duly executed Notice of Exercise in substantially the form attached as Appendix 1 to the principal office of the Company. Unless Holder is exercising the conversion right set forth in Section 1.3,
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Holder shall also deliver to the Company a check for the aggregate Warrant Price for the Shares being purchased.

         1.3 CONVERSION RIGHT. Commencing October 1, 2004, in lieu of exercising this Warrant as specified in Section 1.2, Holder may from time to time convert this Warrant, in whole or in part, into a number of Shares determined by dividing (a) the aggregate fair market value of the Shares or other securities otherwise issuable upon exercise of this Warrant minus the aggregate Warrant Price of such Shares by (b) the fair market value of one Share. The fair market value of the Shares shall be determined pursuant to Section 1.4.

         1.4 FAIR MARKET VALUE The fair market value of the Shares shall be the closing price of the shares (or the closing price of the Company's stock into which the Shares are convertible) reported for the business day immediately before Holder delivers its Notice of Exercise to the Company.

         1.5 DELIVERY OF CERTIFICATE AND NEW WARRANT. Promptly after Holder exercises or converts this Warrant, the Company shall deliver to Holder certificates for the Shares acquired and, if this Warrant has not been fully exercised or converted and has not expired, a new Warrant representing the Shares not so acquired.

         1.6 REPLACEMENT OF WARRANTS. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of loss, theft, or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor.

         1.7 ASSUMPTION UPON SALE, MERGER, OR CONSOLIDATION OF THE COMPANY.

                  (a) "Acquisition". For the purpose of this Warrant, "Acquisition" means any sale or other disposition of all or substantially all of the assets of the Company, or any reorganization, consolidation, or merger of the Company where the holders of the Company's securities before the transaction beneficially own less than 50% of the outstanding voting securities of the surviving entity after the transaction, or where control of the Company is acquired through a transaction complying with the Tender Offer Rules of applicable SEC requirements.

                  (b) Assumption of Warrant. Upon the closing of any Acquisition, the successor entity shall assume the obligations of this Warrant, and this Warrant shall be exercisable for the same securities, cash, and property as would be payable for the Shares issuable upon exercise of the unexercised portion of this Warrant as if such Shares were outstanding on the record date for the Acquisition and subsequent closing. The Warrant Price shall be adjusted accordingly.

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                                   ARTICLE 2

                            ADJUSTMENTS TO THE SHARES

         2.1 STOCK DIVIDENDS, SPLITS, ETC. If the Company declares or pays a dividend on its common stock (or the Shares if the Shares are securities other than common stock) payable in common stock, or other securities, subdivides the outstanding common stock into a greater amount of common stock, or, if the Shares are securities other than common stock, subdivides the Shares in a transaction that increases the amount of common stock into which the Shares are convertible, then upon exercise of this Warrant, for each Share acquired, Holder shall receive, without cost to Holder, the total number and kind of securities to which Holder would have been entitled had Holder owned the Shares of record as of the date the dividend or subdivision occurred.

         2.2 RECLASSIFICATION, EXCHANGE, OR SUBSTITUTION. Upon any reclassification, exchange, substitution, or other event that results in a change of the number and/or class of the securities issuable upon exercise or conversion of this Warrant, Holder shall be entitled to receive, upon exercise or conversion of this Warrant, the number and kind of securities and property that Holder would have received for the Shares if this Warrant had been exercised immediately before such reclassification, exchange, substitution, or other event. The Company or its successor shall promptly issue to Holder a new Warrant for such new securities or other property. The new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 2 including, without limitation, adjustments to the Warrant Price and to the number of securities or property issuable upon exercise of the new Warrant. The provisions of this Section 2.2 shall similarly apply to successive reclassifications, exchanges, substitutions, or other events.

         2.3 ADJUSTMENTS FOR COMBINATIONS, ETC. If the outstanding shares are combined or consolidated, by reclassification or otherwise, into a lesser number of shares, the Warrant Price shall be proportionately increased.

         2.4 FRACTIONAL SHARES. No fractional Shares shall be issuable upon exercise or conversion of the Warrant and the number of Shares to be issued shall be rounded down to the nearest whole Share. If a fractional share interest arises upon any exercise or conversion of the Warrant, the Company shall eliminate such fractional share interest by paying Holder an amount computed by multiplying the fractional interest by the fair market value of a full Share.

         2.5 CERTIFICATE AS TO ADJUSTMENTS. Upon each adjustment of the Warrant Price, the Company at its expense shall promptly compute such adjustment, and furnish Holder with a statement setting forth such adjustment and the facts upon which such adjustment is based.

                                   ARTICLE 3

                                  MISCELLANEOUS

         3.1 TERM. This Warrant is exercisable, in whole or in part, at any time and from time to time on or before the Expiration Date set forth above.

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         3.2 LEGENDS. This Warrant and the Shares (and the securities issuable, directly or indirectly, upon conversion of the Shares, if any) shall be imprinted with a legend in substantially the following form:

         THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

         3.3 COMPLIANCE WITH SECURITIES LAWS ON TRANSFER. This Warrant and the Shares issuable upon exercise of this Warrant (and the securities issuable, directly or indirectly, upon conversion of the Shares, if any) may not be transferred or assigned in whole or in part without compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, as reasonably requested by the Company). The Company shall not require Holder to provide an opinion of counsel if the transfer is to an affiliate of Holder or if there is no material question as to the availability of current information as referenced in Rule 144(c), Holder represents that it has complied with Rule 144(d) and (e) in reasonable detail, the selling broker represents that it has complied with Rule 144(f), and the Company is provided with a copy of Holder's notice of proposed sale.

         3.4 TRANSFER PROCEDURE. Subject to the provisions of Section 3.3, Holder may transfer all or part of this Warrant or the Shares issuable upon exercise of this Warrant (or the securities issuable, directly or indirectly, upon conversion of the Shares, if any) at any time to a third party, to any affiliate of Holder, or to any other transferee by giving the Company notice of the portion of the Warrant being transferred setting forth the name, address, and taxpayer identification number of the transferee and surrendering this Warrant to the Company for reissuance to the transferee(s) (and Holder if applicable). Unless the Company is filing financial information with the SEC pursuant to the Securities Exchange Act of 1934, the Company shall have the right to refuse to transfer any portion of this Warrant to any person who directly competes with the Company.

         3.5 NOTICES. All notices and other communications from the Company to the Holder, or vice versa, shall be deemed delivered and effective when given personally or mailed by first-class registered or certified mail at such address as may have been furnished to the Company or the Holder, as the case may be, in writing by the Company or such holder from time to time. All notices to be provided under this Warrant shall be sent to the following address:

                  Rusty Wallace
                  149 Knob Hill Road
                  Mooresville, North Carolina 28117

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         3.6 WAIVER. This Warrant and any term hereof may be changed, waived, discharged, or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge, or termination is sought.

         3.7 ATTORNEYS' FEES. In the event of any dispute between the parties concerning the terms and provisions of this Warrant, the party prevailing in such dispute shall be entitled to collect from the other party all costs incurred in such dispute, including reasonable attorneys' fees.

         3.8 GOVERNING LAW. This Warrant shall be governed by and construed in accordance with the laws of the state of Arizona, without giving effect to its principles regarding conflicts of law.

                                      ACTION PERFORMANCE COMPANIES, INC.


                                      By:  /s/ Fred Wagenhals
                                          -------------------------------------

                                      Name:  Fred Wagenhals
                                            -----------------------------------
                                               (Print)

                                        /s/ Rusty Wallace
                                      -----------------------------------------
                                      Rusty Wallace



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                                   APPENDIX 1

                               NOTICE OF EXERCISE


         1. The undersigned hereby elects to purchase ______ shares of the Common Stock of Action Performance Companies, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

         1. The undersigned hereby elects to convert the attached Warrant into Shares/cash [strike one] in the manner specified in the Warrant. This conversion is exercised with respect to __________________ of the Shares covered by the Warrant.

         [Strike paragraph that does not apply.]

         2. Please issue a certificate of certificates representing said shares in the name of the undersigned or in such other name as is specified below:

                  ------------------------------------------
                           (Name)


                  ------------------------------------------

                  ------------------------------------------
                           (Address)

         3. The undersigned represents it is acquiring the shares solely for its own account and not as a nominee for any other party and not with a view toward the resale or distribution thereof except in compliance with applicable securities laws.


                                     ------------------------------------------
                                                    (Signature)

-----------------------------
           (Date)



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